UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to § 240.14a-12

Primus Guaranty, Ltd.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

1

Primus Guaranty, Ltd.
Clarendon House • 2 Church Street • Hamilton HM 11 • Bermuda
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to Be Held on
Thursday, April 30, 2009
The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/prs

Primus Guaranty, Ltd.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 16, 2009 to facilitate timely delivery.

BAR CODE RESTRICTED AREA

Dear Primus Guaranty, Ltd. Shareholder:
The 2009 Annual Meeting of Shareholders of Primus Guaranty, Ltd. (the “Company”) will be held at at 8:00 A.M., local time, at The Fairmont Hamilton Princess, 76 Pitts Bay Road, Pembroke Parish, Hamilton HM CX, Bermuda, on Thursday, April 30, 2009, at 8:00 a.m. (local time).
     Proposals to be considered at the Annual General Meeting:
(1)	To elect two Class II directors to hold office for three years and until their successors are elected and qualified; 01. Frank P. Filipps and 02. Thomas J. Hartlage;

(2)	To appoint Ernst & Young LLP as the Company’s independent auditors and to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration;
Management recommends a vote “FOR” Items 1 and 2.
The Board of Directors has fixed the close of business on March 9, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual General Meeting or any adjournment(s) thereof.

CONTROL NUMBER
↓

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	→

PX45687

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual General Meeting.
Meeting Location:
The Fairmont Hamilton Princess
76 Pitts Bay Road
Pembroke Parish
Hamilton HM CX, Bermuda
The following Proxy Materials are available for you to review online:
•	the Company’s 2009 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to shareholders.
To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet:	http://bnymellon.mobular.net/bnymellon/prs
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Primus Guaranty, Ltd. are available to review at:
http://bnymellon.mobular.net/bnymellon/prs
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.
VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the web site click on “Vote Now” to access the electronic proxy card and vote your shares